SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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AMG FUNDS IV

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April 9, 2021

AMG FUNDS IV

AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND

(FORMERLY AMG MANAGERS MONTAG & CALDWELL GROWTH FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). This proxy statement asks you to consider and vote on the following proposals:

(i)

to approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”), an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager, with respect to the Fund;

(ii)	to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”;

(iii)	to approve a change to the Fund’s fundamental investment objective;

(iv)	to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental;

(v)	to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions; and

(vi)	to approve a modified “manager-of-managers” structure for the Fund.

Montrusco Bolton has been an affiliate of the Investment Manager and AMG since 2005. Affiliates of AMG are collectively referred to herein as “Affiliates.”

For more than two decades, AMG has been the partner of choice to the world’s leading alpha-generating boutique firms. AMG takes great pride in its process for making new investments and in partnering with best in class boutique investment firms globally. With over $600 billion in aggregate assets, AMG’s Affiliates offer a broad array of active, return-seeking strategies, with a focus on strategies in which boutiques maintain a competitive advantage in generating excess returns across market cycles. AMG’s unique partnership approach preserves each Affiliate’s operational and investment autonomy while leveraging the scale of AMG’s global business, with continued direct equity ownership by the Affiliate’s management partners. As highly specialized, independent, partner-owned investment firms, AMG’s Affiliates put their capital at risk alongside that of their clients, ensuring that Affiliates, as subadvisers, are incented to deliver the appropriate long term risk return profile for their Fund clients.

The proposed changes for the Fund, which have been approved by the Board of Trustees, are part of a strategic repositioning of the AMG Funds complex for greater alignment with AMG, in which each fund not currently subadvised by an AMG Affiliate will be transitioned to an AMG Affiliate subadviser. We believe this move will provide a platform for the continued growth and success of the AMG Funds complex, and will create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The proposed changes will bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The repositioning will bring AMG’s strong partnerships in support of the Fund and AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. AMG’s relationship with its Affiliates will also allow the Fund and the other funds in the AMG Funds complex to have greater insight into the Affiliates’ compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. We believe the proposed changes are in the best interest of the Fund.

In light of this, we are asking shareholders to approve Montrusco Bolton, an affiliate of the Investment Manager, to serve as the subadviser to the Fund. Montrusco Bolton has been acting as the Fund’s subadviser on an

i

interim basis pursuant to an interim subadvisory agreement since March 19, 2021, when it replaced the former subadviser, Montag & Caldwell, LLC (“Montag & Caldwell”), as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with Montrusco Bolton on or before August 16, 2021, Montrusco Bolton may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee rate paid on current assets to Montrusco Bolton under each of the interim subadvisory agreement and the new subadvisory agreement is lower than the fee rate that was paid to Montag & Caldwell and is paid by the Investment Manager. Montag & Caldwell received a subadvisory fee paid by the Investment Manager at an annual rate of 0.40% of the average daily net assets of the Fund managed by the subadviser for the first $800 million of assets under management, 0.30% for amounts in excess of $800 million up to $6 billion, 0.275% for amounts in excess of $6 billion up to $12 billion, and 0.25% for amounts in excess of $12 billion. Under the interim subadvisory agreement, Montrusco Bolton receives a subadvisory fee paid by the Investment Manager of 0.34% of the average daily net assets of the Fund managed by the subadviser for the first $800 million of assets under management, 0.26% for amounts in excess of $800 million up to $6 billion, 0.24% for amounts in excess of $6 billion up to $12 billion, and 0.22% for amounts in excess of $12 billion Under the new subadvisory agreement, Montrusco Bolton is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.255%. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders.

In connection with the hiring of Montrusco Bolton, the Board of Trustees approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from a tiered fee of 0.70% of the average daily net assets of the Fund for the first $800,000,000 of assets under management, 0.50% for amounts in excess of $800,000,000 up to $6,000,000,000, 0.45% on amounts in excess of $6,000,000,000 up to $12,000,000,000 and 0.40% on amounts in excess of $12,000,000,000 to an annual fee of 0.48% of the average daily net assets of the Fund; (ii) the Fund’s existing contractual expense limitation agreement with the Investment Manager will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. The net expense ratios for the Fund’s Class N and Class I shares will be reduced from 1.16% to 0.93%, and 0.99% to 0.73%, respectively.

In connection with the hiring of Montrusco Bolton, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Montag & Caldwell Growth Fund to Montrusco Bolton Large Cap Growth Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the S&P 500 Growth Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the accompanying proxy statement. Except with respect to the Fund’s diversification status and investment objective, shareholders are not being asked to vote on the changes to the Fund’s principal investment strategies.

In addition to the new subadvisory agreement between the Investment Manager and Montrusco Bolton with respect to the Fund and in connection with the hiring of Montrusco Bolton, Fund shareholders are being asked to approve a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” Fund shareholders are also being asked to approve certain changes to the Fund’s fundamental investment objective and fundamental investment restrictions. The proposed changes will facilitate the management of the Fund by the Investment Manager and Montrusco Bolton.

Lastly, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the

Securities and Exchange Commission (the “SEC”) that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers subject to certain terms and conditions established by the SEC. In addition, the SEC’s terms for using the modified manager-of-managers structure permit funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve the proposal, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for May 20, 2021 to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on March 29, 2021, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds IV recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on May 20, 2021. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.    Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). Each of the proposals is described below.

Q.    What are the proposals about?

A.

The Proxy Statement presents six proposals, which the Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Fund’s investment manager, believe are in the best interests of the Fund for the reasons described below.

Proposal 1: Approval of New Subadvisory Agreement

Proposal 1 relates to a proposed new subadvisory agreement between the Investment Manager and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”), an affiliate of the Investment Manager and Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of the Investment Manager, with respect to the Fund. At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an affiliate (“Affiliate”) of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board terminated the subadvisory agreement with Montag & Caldwell, LLC (“Montag & Caldwell”), the then-current subadviser of the Fund, and approved the appointment of Montrusco Bolton as the subadviser to the Fund on an interim basis to replace Montag & Caldwell, with Montrusco Bolton’s services beginning on March 19, 2021. Montrusco Bolton was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement with Montag & Caldwell or the approval of a new subadvisory agreement between the Investment Manager and Montrusco Bolton by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Montrusco Bolton as the subadviser to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and Montrusco Bolton, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the new subadvisory agreement on or before August 16, 2021 in order to ensure that Montrusco Bolton serves as subadviser to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2: Approval of a Change in the Fund’s Sub-Classification under the 1940 Act from “Diversified” to “Non-Diversified”

Proposal 2 relates to a proposed change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.” As a non-diversified fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. If Proposal 2 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. If shareholders approve this change, the Fund’s fundamental investment policy with respect to diversification of investments will be eliminated to reflect that the Fund is non-diversified. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Proposal 3: Approval of a Change to the Fund’s Fundamental Investment Objective

Proposal 3 relates to a proposed change to the Fund’s fundamental investment objective. The Fund’s current investment objective is to seek long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities. As described in the enclosed proxy statement, the new investment objective proposed for the Fund is to seek long-term capital appreciation. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval unless and until shareholders approve the redesignation of the Fund’s investment objective as non-fundamental, as described in Proposal 4. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 3.

Proposal 4: Approval of the Redesignation of the Fund’s Fundamental Investment Objective as Non-Fundamental

Proposal 4 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental. Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 4 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. One of the effects of this is that, if Proposal 4 is approved, the Board has approved the change in investment objective described under Proposal 3 and such change will take effect whether or not Proposal 3 is approved. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 4.

Proposal 5: Approval of the Amendment or Elimination of Certain Fundamental Investment Restrictions of the Fund

Proposal 5 relates to the proposed amendment of the Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities and with respect to lending and the proposed elimination of the Fund’s fundamental investment restriction with respect to ownership of more than 10% of an issuer. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 5. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 46 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 5.

Proposal 6: Approval of a Modified Manager-of-Managers Structure

Proposal 6 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-

v

managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 6, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 6.

Q.	What is the impact of Proposal 1 on the Fund’s investment objective, principal investment strategies and principal risks?

A.

In connection with the hiring of Montrusco Bolton, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Montag & Caldwell Growth Fund to AMG Montrusco Bolton Large Cap Growth Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the S&P 500 Growth Index. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Under Montag & Caldwell’s management of the Fund’s portfolio, the Fund’s investment objective was to seek “long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.” As discussed in Proposal 3, the Fund is seeking shareholder approval to change its investment objective to long-term capital appreciation. Under Montag & Caldwell’s management, the Fund invested primarily in common stocks, convertible preferred stocks, and convertible bonds of large-cap companies, defined as those having a market capitalization of $5 billion or more at the time of purchase. Under Montrusco Bolton’s management, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies using its large cap growth strategy, which is different than the investment strategy of Montag & Caldwell. The Fund currently considers large-capitalization companies to be those with a market capitalization at the time of purchase within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000® Index. As of January 31, 2021, the range of market capitalizations of the S&P 500 Index was $3.299 billion to $2,244 billion. As of May 8, 2020, the date of the latest reconstitution of the Russell 1000® Index (implemented by the Index June 26, 2020), the range of market capitalizations of the Russell 1000® Index was $1.8 billion to $1,400.5 billion.

Fund shareholders are also being asked to approve certain changes to the Fund’s diversification status, fundamental investment objective and fundamental investment restrictions, as described in Proposals 2, 3, 4 and 5.

Q.    What is the impact of the Proposals on the Fund’s fees and expenses?

A.

In connection with the hiring of Montrusco Bolton, the Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the new subadvisory agreement and will result in the overall reduction of the Fund’s gross and net expense ratios as compared with the Fund’s current fee structure. The gross expense ratios for the Fund’s Class N and Class I shares are expected to be reduced from 1.16% to 0.95%, and 0.99% to 0.75%, respectively. The net expense ratios for the Fund’s Class N and Class I shares will be reduced from 1.16% to 0.93%, and 0.99% to 0.73%, respectively. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Q.    When is the Meeting?

A.

The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on May 20, 2021 (the “Meeting”) at 3:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.    How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.    What vote is required to approve the proposals?

A.

Proposals 1, 2, 3, 4 and 6 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. With respect to Proposal 5, shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis and each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.    What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders do not approve Proposal 1, the new subadvisory agreement between the Investment Manager and Montrusco Bolton with respect to the Fund will not take effect, and the Board will determine what further action is appropriate for the Fund.

If shareholders do not approve Proposal 2, the Fund will continue to operate as a diversified fund.

If shareholders do not approve Proposal 3, the Fund will continue to be managed with the investment objective of seeking long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities and a shareholder vote will be required in order to change the objective. However, if Proposal 4 is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 4 is approved, the Board has approved the change in investment objective described under Proposal 3 and such change will take effect whether or not Proposal 3 is approved. If shareholders do not approve Proposal 4, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

If shareholders do not approve a Proposal 5 sub-proposal, the Fund will continue to be managed with its corresponding current fundamental investment restriction.

If shareholders do not approve Proposal 6, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Q.     Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.    If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.    How do I vote?

A.

You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Computershare Fund Services, the Fund’s proxy solicitor (the “Solicitor”), toll-free at 866-905-8143.

Q.    Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 866-905-8143.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS IV

AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND

(FORMERLY AMG MANAGERS MONTAG & CALDWELL GROWTH FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2021

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund) (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”), will be held on May 20, 2021 at 3:00 p.m. Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”) with respect to the Fund.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

3.	To approve a change to the Fund’s fundamental investment objective.

4.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

5.	To approve the amendment or elimination of certain of the fundamental investment restrictions of the Fund.

6.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on March 29, 2021 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to shareholdermeetings@computershare.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Montrusco Bolton Large Cap Growth Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. The Fund requests that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

x

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON MAY 20, 2021

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated October 31, 2020, including financial reports for the fiscal year ended October 31, 2020. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS IV

AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND

(FORMERLY AMG MANAGERS MONTAG & CALDWELL GROWTH FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2021

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds IV (“AMG Funds IV” or the “Trust”) and its series, AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on May 20, 2021 at 3:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”) with respect to the Fund.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”

3.	To approve a change to the Fund’s fundamental investment objective.

4.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

5.	To approve the amendment or elimination of certain of the fundamental investment restrictions of the Fund.

6.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about April 13, 2021.

Shareholders of record at the close of business on March 29, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at 866-905-8143.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of eleven mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. The Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund’s overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

Proposal 1: Approval of New Subadvisory Agreement

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an affiliate (“Affiliate”) of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), terminated the subadvisory agreement (the “Former Subadvisory Agreement”) with Montag & Caldwell LLC (“Montag & Caldwell”), the then-current subadviser of the Fund, and approved the appointment of Montrusco Bolton Investments, Inc. (“Montrusco Bolton”) as the subadviser to the Fund on an interim basis to replace Montag & Caldwell, with Montrusco Bolton’s services beginning on March 19, 2021. The Investment Manager and the Board believed that termination of the Former Subadvisory Agreement and the proposed new arrangements with Montrusco Bolton were in the best interests of the Fund and its shareholders. Montrusco Bolton was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and Montrusco Bolton (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement (as defined below) by shareholders of the Fund. At the meeting held on March 17-18, 2021, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of Montrusco Bolton as the subadviser to the Fund, (ii) a new subadvisory agreement between the Investment Manager and Montrusco Bolton with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to shareholders of the Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that Montrusco Bolton serves as subadviser to the Fund on an uninterrupted basis following that date (“Proposal 1”). As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreement with respect to the Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreement, are described below under “Description of The Interim Subadvisory Agreement” and “Description of the New Subadvisory Agreement”.

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and Montrusco Bolton, Montrusco Bolton will continue to serve as subadviser to the Fund under the terms of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the New Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Fund.

In connection with the hiring of Montrusco Bolton, effective March 19, 2021, the Fund (i) changed its name from AMG Managers Montag & Caldwell Growth Fund to AMG Montrusco Bolton Large Cap Growth Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the S&P 500 Growth Index. Also in connection with the hiring of Montrusco Bolton, the Board approved certain fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B to the Proxy Statement.

Proposal 2: Approval of a Change in the Fund’s Sub-Classification under the 1940 Act from “Diversified” to “Non-Diversified”

Proposal 2 relates to a proposed change in the Fund’s sub-classification under the 1940 Act from a “diversified” fund to a “non-diversified” fund. As a non-diversified Fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund (“Proposal 2”). If Proposal 2 is approved, non-diversified fund risk would become a principal investment risk of the Fund, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. Changing the Fund’s sub-classification from a diversified fund to a non-diversified fund requires shareholder approval. If shareholders approve this change, the Fund’s fundamental investment policy with respect to diversification of investments will be eliminated to reflect that the Fund is non-diversified. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

If shareholders of the Fund do not approve Proposal 2, the Fund will continue to operate as a diversified fund.

Proposal 3: Approval of a Change to the Fund’s Fundamental Investment Objective

Proposal 3 relates to a proposed change to the Fund’s fundamental investment objective (“Proposal 3”). The Fund’s current investment objective is to seek long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities. As described in the enclosed proxy statement, the new investment objective proposed for the Fund is to seek long-term capital appreciation. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval unless and until shareholders approve the redesignation of the Fund’s investment objective as non-fundamental, as described in Proposal 4.    As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 3.

If shareholders approve Proposal 3, the Fund’s investment objective will be the following: “The Fund seeks long-term capital appreciation.” If shareholders do not approve Proposal 3, the Fund will continue to be managed with the investment objective of seeking long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities and a shareholder vote will be required in order to change the objective. However, if Proposal 4 is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 4 is approved, the Board has approved the change in investment objective described under Proposal 3 and such change will take effect whether or not Proposal 3 is approved.

Proposal 4: Approval of the Redesignation of the Fund’s Fundamental Investment Objective as Non-Fundamental

Proposal 4 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental (“Proposal 4”). Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 4 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 4.

If shareholders of the Fund do not approve Proposal 4, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

Proposal 5: Approval of the Amendment or Elimination of Certain Fundamental Investment Restrictions of the Fund

Proposal 5 relates to the proposed amendment of the Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities and with respect to lending and the proposed elimination of the Fund’s fundamental investment restriction with respect to ownership of more than 10% of an issuer (“Proposal 5”). The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 5. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of 46 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 5.

As to sub-proposals 5.A, 5.B, and 5.C, the shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis. If shareholders approve a sub-proposal, the Fund’s fundamental investment restriction as set forth in the approved sub-proposal will be changed. However, if shareholders of the Fund do not approve a change to a fundamental investment restriction, the Fund’s current fundamental investment restriction would continue to apply.

Proposal 6: Approval of a Modified Manager-of-Managers Structure

Proposal 6 relates to a proposed modified “manager-of-managers” structure for the Fund (“Proposal 6”). Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 6, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 6.

If shareholders of the Fund approve Proposal 6, the Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders of the Fund do not approve Proposal 6, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of one-third of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

At the time of the Meeting or any adjournment thereof, the Fund’s custodian may be permitted to vote shares held by certain individual retirement accounts for which it is the trustee and that are not otherwise voted by such account holder. If the Fund’s custodian votes such shares it will vote them in the same proportions as other retirement account shareholders for which it is the trustee and that have submitted voting instructions for their shares. If the Fund’s custodian is authorized to vote the shares and so votes, shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposals will be approved.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held any time after the date set for the Meeting, without the necessity of further notice (so long as the time and place of the adjourned meeting are announced at the Meeting or reasonable notice is given to persons present at the Meeting). Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of March 31, 2021 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Montrusco Bolton. Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to shareholdermeetings@computershare.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Montrusco Bolton Large Cap Growth Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND MONTRUSCO BOLTON WITH RESPECT TO AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND.

Board of Trustees Approvals

At a meeting held on March 17-18, 2021, and based upon the recommendation of the Investment Manager, the strategic repositioning of the AMG Funds complex in which each fund not currently subadvised by an Affiliate of AMG will be transitioned to an AMG Affiliate subadviser, and other factors, the Board approved the appointment of Montrusco Bolton as the subadviser to the Fund on an interim basis to replace Montag & Caldwell, with Montrusco Bolton’s services beginning on March 19, 2021, and approved the Interim Subadvisory Agreement. As a consequence, on March 19, 2021, Montag & Caldwell ceased serving as subadviser to the Fund, and Montrusco Bolton began serving as the subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on March 17-18, 2021, the Board also approved the longer-term appointment of Montrusco Bolton as the subadviser to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of Montrusco Bolton is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

The Board’s determination to approve the appointment of Montrusco Bolton as subadviser of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including:

(i)	recommendation by the Investment Manager, which was based on its ongoing evaluation of Fund characteristics and exposures and subadviser performance and investment strategy;

(ii)	qualitative and quantitative analysis of Montrusco Bolton’s organizational structure, investment process, style and long-term performance record;

(iii)

that Montrusco Bolton would receive a lower rate of compensation on current assets under each of the Interim Subadvisory Agreement and the New Subadvisory Agreement than Montag & Caldwell received under the Former Subadvisory Agreement. Montag & Caldwell received a subadvisory fee paid by the Investment Manager at an annual rate of 0.40% of the average daily net assets of the Fund managed by the subadviser for the first $800 million of assets under management, 0.30% for amounts in excess of $800 million up to $6 billion, 0.275% for amounts in excess of $6 billion up to $12 billion, and 0.25% for amounts in excess of $12 billion. Under the Interim Subadvisory Agreement, Montrusco Bolton receives a subadvisory fee paid by the Investment Manager of 0.34% of the average daily net assets of the Fund managed by the subadviser for the first $800 million of assets under management, 0.26% for amounts in excess of $800 million up to $6 billion, 0.24% for amounts in excess of $6 billion up to $12 billion, and 0.22% for amounts in excess of $12 billion Under the New Subadvisory Agreement, Montrusco Bolton is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.255%; and

(iv)

that the following fee changes for the Fund would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s gross and net expense ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from a tiered fee of 0.70% of the average daily net assets of the Fund for the first $800,000,000 of assets under management, 0.50% for amounts in excess of $800,000,000 up to $6,000,000,000, 0.45% on amounts in excess of $6,000,000,000 up to $12,000,000,000 and 0.40% on amounts in excess of $12,000,000,000 to an annual fee of 0.48% of the average daily net assets of the Fund; (ii) the Fund’s existing contractual expense limitation agreement with the Investment Manager will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. The gross expense ratios for the Fund’s Class N and Class I shares are expected to be reduced from 1.16% to 0.95%, and 0.99% to 0.75%, respectively. The net expense ratios for the Fund’s Class N and Class I shares will be reduced from 1.16% to 0.93%, and 0.99% to 0.73%, respectively.

The recommendation to hire Montrusco Bolton was based on the Investment Manager’s belief that Montrusco Bolton is a high quality investment adviser with a demonstrated ability to manage large cap equity portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of Montrusco Bolton, (ii) the adoption of the Interim Subadvisory Agreement, effective on March 19, 2021, until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

The disposition of Fund securities in connection with the transition of the Fund’s investment strategies caused the Fund to realize taxable income for U.S. federal income tax purposes. The Fund made a special distribution to shareholders of all such income. The Fund also bears any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, in connection with the purchases and sales of portfolio securities related to the realignment of the Fund’s portfolio.

Information About Montrusco Bolton

The following is a description of Montrusco Bolton, based solely on information provided to the Investment Manager by Montrusco Bolton.

Montrusco Bolton manages the Fund’s portfolio using its large cap growth strategy. Please see Appendix C for more information regarding Montrusco Bolton’s U.S. Equity Composite. Under Montag & Caldwell’s management of the Fund’s portfolio, the Fund’s investment objective was to seek “long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.” As discussed in Proposal 3, the Fund is seeking shareholder approval to change its investment objective to long-term capital appreciation. Under Montag & Caldwell’s management, the Fund invested primarily in common stocks, convertible preferred stocks, and convertible bonds of large-cap companies, defined as those having a market capitalization of $5 billion or more at the time of purchase. Under Montrusco Bolton’s management, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund currently considers large-capitalization companies to be those with a market capitalization at the time of purchase within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000® Index. As of January 31, 2021, the range of market capitalizations of the S&P 500 Index was $3.299 billion to $2,244 billion. As of May 8, 2020, the date of the latest reconstitution of the Russell 1000® Index (implemented by the Index June 26, 2020), the range of market capitalizations of the Russell 1000® Index was $1.8 billion to $1,400.5 billion.

Montrusco Bolton is located at 1501 McGill College Avenue, Suite 1200, Montreal, Quebec, Canada H3A3M8. As of December 31, 2020, Montrusco Bolton had assets under management of approximately $5.1 billion. AMG indirectly owns a majority interest in Montrusco Bolton. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2020, AMG had approximately $716 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of Montrusco Bolton is set forth below. The address of each of them is c/o Montrusco Bolton Investments, Inc., 1501 McGill College Avenue, Suite 1200, Montreal, Quebec, Canada H3A3M8.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Jean-Claude Ayotte	Senior Vice President, Chief Financial Officer, Chief Compliance Officer
Olivier Barres	Vice President, Fixed Income
Benoit Bourdages	Vice President, Operations
Michael Pierre Bouet	Senior Analyst
Sylvain Boule	President, Chief Executive Officer
Kimberly Melissa Cheong	Portfolio Manager
Giuseppe DiMassimo	Vice President, Business Development
Claude-André Duquette	Vice President, Institutional and Retail Sales
John Goldsmith	Vice President, Deputy Head of Equities
Richard Guay	Senior Vice President
Jean David Meloche	Vice President and Portfolio Manager
Ale Badara Niang	Vice President, Chief Technology Officer
Tim Russell	Vice President
Simon Simonian	Portfolio Manager
Ginette Therien	Vice President, Administration and Compliance

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions. These exceptions are described below under “Comparison with Terms of the Former Subadvisory Agreement.” The description of the New Subadvisory Agreement as set forth herein is qualified in its entirety by the provisions of the form of the New Subadvisory Agreement in Appendix A.

Services

Under the New Subadvisory Agreement, if Proposal 1 is approved by Fund shareholders, Montrusco Bolton agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. Montrusco Bolton will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. Montrusco Bolton will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, Montrusco Bolton will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which Montrusco Bolton has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. Montrusco Bolton will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. Montrusco Bolton will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. Montrusco Bolton will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Fund, Montrusco Bolton will be required to provide such periodic and special reports as the Board may request with respect to matters relating to the duties of Montrusco Bolton under the New Subadvisory Agreement.

Compensation

Under the investment advisory agreement between the Trust and the Investment Manager dated May 30, 2014, as amended (the “Management Agreement”), the Fund pays the Investment Manager a fee at the annual rate of 0.70% of the average daily net assets of the Fund for the first $800 million of assets under management, 0.50% for amounts in excess of $800 million up to $6 billion, 0.45% on amounts in excess of $6 billion up to $12 billion and 0.40% on amounts in excess of $12 billion. For the fiscal year ended October 31, 2020, the Fund paid the Investment Manager $3,359,593 for advisory services provided to the Fund before any fee waivers or reimbursements. In connection with the hiring of Montrusco Bolton, the Board has approved a reduction in the Fund’s management fee to an annual rate of 0.48% of the Fund’s average daily net assets, which will be implemented upon the effectiveness of the New Subadvisory Agreement.

The following is a comparison of the management fees paid by the Fund to the Investment Manager during the fiscal year ended October 31, 2020 with the management fees that would have been paid if the new management fee rate to be paid by the Fund (0.48%) had been in effect:

Management fees paid by the Fund to the Investment Manager for the fiscal year ended October 31, 2020	Management fees paid by the Fund if the new management fee had been in effect during the fiscal year ended October 31, 2020	Percent Difference
$ 3,359,593	$2,303,721	-31%

Under the terms of the Former Subadvisory Agreement, dated May 30, 2014, as amended, Montag & Caldwell received a subadvisory fee paid by the Investment Manager at an annual rate of 0.40% of the average daily net assets of the Fund managed by the subadviser for the first $800 million of assets under management, 0.30% for amounts in excess of $800 million up to $6 billion, 0.275% for amounts in excess of $6 billion up to $12 billion, and 0.25% for amounts in excess of $12 billion. For the fiscal year ended October 31, 2020, the Investment Manager paid Montag & Caldwell $1,919,767 for subadvisory services provided to the Fund. Under the terms of the New Subadvisory Agreement, Montrusco Bolton is proposed to receive a subadvisory fee paid by the Investment Manager at an annual rate of 0.255%.

The following is a comparison of the subadvisory fees paid by the Investment Manager to Montag & Caldwell during the fiscal year ended October 31, 2020 with the subadvisory fees that would have been paid if the proposed subadvisory fee rate to be paid to Montrusco Bolton had been in effect:

Subadvisory fees paid by the Investment Manager to Montag & Caldwell for the fiscal year ended October 31, 2020	Subadvisory fees paid by the Investment Manager if the proposed fee for Montrusco Bolton had been in effect during the fiscal year ended October 31, 2020	Percent Difference
$ 1,919,767	$1,223,852	-36%

The hiring of Montrusco Bolton and the approval of the New Subadvisory Agreement will not increase the management fee rate paid by Fund shareholders. The fees paid to Montrusco Bolton under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. Shareholders will not experience an increase in expenses as a result of the change in subadvisory fee paid to Montrusco Bolton and it will not result in an increase in the total expense ratio for the Fund.

Current and Pro Forma Examples of the Fund’s Total Annual Operating Expenses

Mutual funds pay ongoing fees for investment management and other services. These changes are known as the total annual fund operating expenses.

The tables below show examples of the Fund’s total annual operating expenses under the current fee structure and pro forma total annual operating expenses under the proposed fee structure. The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Class N (Expenses under Current Fee Structure)	0.70%	0.17%	0.29%	1.16%	—	—
Class N (Pro Forma Expenses based on Proposed Fee Structure)	0.48%	0.17%	0.30%	0.95%	(0.02)%[1]	0.93%[1]

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Class I (Expenses under Current Fee Structure)	0.70%	None	0.29%	0.99%	—	—
Class I (Pro Forma Expenses based on Proposed Fee Structure)	0.48%	None	0.27%	0.75%	(0.02)%[1]	0.73%[1]

(1)

The Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets (for purposes of this paragraph, this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example of the Fund’s pro forma expenses based on the proposed fee structure includes the Fund’s contractual expense limitation for the first year of each period. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class N (Expenses under Current Fee Structure)	$118	$368	$638	$1,409
Class N (Pro Forma Expenses based on Proposed Fee Structure)	$95	$301	$524	$1,165

Share Class	1 Year	3 Years	5 Years	10 Years
Class I (Expenses under Current Fee Structure)	$101	$315	$547	$1,213
Class I (Pro Forma Expenses based on Proposed Fee Structure)	$75	$238	$415	$928

Comparison with Terms of the Former Subadvisory Agreement

Among the differences between the Former Subadvisory Agreement and the New Subadvisory Agreement are the following:

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Duration	The Former Subadvisory Agreement continued in effect for successive periods not exceeding one year, if and only if such renewal and continuance was specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act, and provided further that such continuance was approved at least annually thereafter by a vote of a majority of the Trustees who were not parties to the Former Subadvisory Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.	The New Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

Termination

The Former Subadvisory Agreement could be terminated by the Investment Manager, the Board or the shareholders by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on ten days’ written notice to the subadviser. The Former Subadvisory Agreement could be terminated by the subadviser on sixty days’ written notice to the Investment Manager and the Trust. The Former Subadvisory Agreement provided that it would also terminate upon termination of the Management Agreement (accompanied by simultaneous notice to the subadviser).

The Former Subadvisory Agreement provided that it would terminate automatically in the event of its assignment. The Former Subadvisory Agreement also provided that it would terminate in the event of the assignment of the Management Agreement, upon notice thereof to the subadviser, unless the Former Subadvisory Agreement’s continuation was approved by the Board and the shareholders of the Fund if so required by the 1940 Act.

The New Subadvisory Agreement may be terminated by the subadviser, the Investment Manager, the Board or the shareholders by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on sixty days’ prior written notice to the other parties.

The New Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment.

Subadviser Authority to Enter into Agreements on Behalf of the Fund	No corresponding provision.	Under the New Subadvisory Agreement, Montrusco Bolton is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund’s prospectus.

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
Review and Revocation of Subadviser Proxy Voting Authority	No corresponding provision.	The New Subadvisory Agreement provides that the subadviser’s exercise of the proxy voting authority will be subject to periodic review by the Investment Manager and the Board; provided, further that the authority may be revoked in whole or in part by the Investment Manager if required by applicable law.

Portfolio Transactions/Brokerage Allocation Practices

The Former Subadvisory Agreement did not include terms addressing the Investment Manager’s ability to identify securities that could not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund could not be effected. The Former Subadvisory Agreement also did not specifically address portfolio transactions conducted through brokers or dealers that are “affiliated persons” of the subadviser.

The Former Subadvisory Agreement did not include terms addressing Montag & Caldwell’s authority to buy securities for the Fund at the same time it was selling such securities for another client, to sell securities for the Fund at the same time it was buying such securities for another client, to effectuate cross transactions or to aggregate securities to be sold or purchased.

Under the New Subadvisory Agreement, Montrusco Bolton agrees that (i) the Investment Manager shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Manager, and (ii) Montrusco Bolton shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Manager to do so is obtained, but Montrusco Bolton shall not be liable to the Fund for so acting. Also under the New Subadvisory Agreement, Montrusco Bolton agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of Montrusco Bolton (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of the Investment Manager, which shall not be unreasonably withheld.

The New Subadvisory Agreement also clarifies that: (i) Montrusco Bolton may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account; (ii) Montrusco Bolton

Subject Matter	Former Subadvisory Agreement	New Subadvisory Agreement
may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, effectuate cross transactions between the Fund and such other account if it deems this to be advantageous; and (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, Montrusco Bolton may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any, and will allocate such aggregated securities and expenses incurred in such transactions in a manner Montrusco Bolton considers to be most equitable and consistent with its fiduciary obligations.

Indemnification	No corresponding provision.	The New Subadvisory Agreement provides that the Investment Manager and Montrusco Bolton will indemnify each other from and against certain damages related to the performance of services by the indemnifying party under the New Subadvisory Agreement, including those arising out of the indemnifying party’s negligence.

Standard of Care	The Former Subadvisory Agreement provided that the subadviser was not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the matters to which the Former Subadvisory Agreement related or for any other act or omission in the performance by the subadviser of its duties under the Former Subadvisory Agreement, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties.	The New Subadvisory Agreement provides that Montrusco Bolton is not subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Fund in connection with the matters to which the New Subadvisory Agreement relates, except, among other things, by reason of Montrusco Bolton’s negligence in the performance of its duties.

Applicable Law	The Former Subadvisory Agreement was governed by Delaware law.	The New Subadvisory Agreement is governed by Massachusetts law.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at a meeting held on June 25, 2020. Pursuant to an exemptive order from the SEC, the Former Subadvisory Agreement was not required to be, and was not, submitted to the Fund’s shareholders for approval. The Fund is not permitted to rely on the exemptive order for the New Subadvisory Agreement because Montrusco Bolton is an affiliate of the Investment Manager.

In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders are being asked to approve the New Subadvisory Agreement on or before August 16, 2021 in order to ensure that Montrusco Bolton serves as subadviser to the Fund on an uninterrupted basis following that date.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions. The differences between the terms of the Interim Subadvisory Agreement and those of the Former Subadvisory Agreement are identical to the differences between the New Subadvisory Agreement and the Former Subadvisory Agreement, as described in “Description of the New Subadvisory Agreement” above, except that, (i) under the Interim Subadvisory Agreement, Montrusco Bolton receives a subadvisory fee paid by the Investment Manager of 0.34% of the average daily net assets of the Fund managed by the subadviser for the first $800 million of assets under management, 0.26% for amounts in excess of $800 million up to $6 billion, 0.24% for amounts in excess of $6 billion up to $12 billion, and 0.22% for amounts in excess of $12 billion, and (ii) unlike the New Subadvisory Agreement, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The following is a comparison of the subadvisory fees paid by the Investment Manager to Montag & Caldwell during the fiscal year ended October 31, 2020 with the subadvisory fees that would have been paid if the subadvisory fee rate paid to Montrusco Bolton under the Interim Subadvisory Agreement had been in effect:

Subadvisory fees paid by the Investment Manager to Montag & Caldwell for the fiscal year ended October 31, 2020	Subadvisory fees paid by the Investment Manager if the fee for Montrusco Bolton under the Interim Subadvisory Agreement had been in effect during the fiscal year ended October 31, 2020	Percent Difference
$ 1,919,767	$1,631,802	-15%

The hiring of Montrusco Bolton and the approval of the Interim Subadvisory Agreement did not increase the management fee rate paid by Fund shareholders. The fees paid to Montrusco Bolton under the Interim Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. Shareholders have not experienced an increase in expenses as a result of the change in subadvisory fee paid to Montrusco Bolton and it has not resulted in an increase in the total expense ratio for the Fund.

Portfolio Manager

If shareholders approve the New Subadvisory Agreement, it is expected that Montrusco Bolton’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since March 19, 2021 will continue to manage the Fund’s assets.

Montrusco Bolton manages the Fund using its large cap growth strategy. Jean David Meloche is the portfolio manager primarily responsible for the day-to-day management of the Fund, and has managed the Fund since March 19, 2021. Mr. Meloche is Head of Global and U.S. Equities at Montrusco Bolton and is the portfolio manager for Montrusco Bolton’s U.S. equity and global equity funds. He joined Montrusco Bolton in January 2005 as an equity analyst, covering the financial sector. Mr. Meloche holds a Bachelor of Business Administration specialized in Finance from HEC Montréal. In addition, he holds the Chartered Financial Analyst designation (CFA).

Information Regarding Similar Funds

Montrusco Bolton does not currently act as investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Fund.

Board of Trustees Recommendation

At a meeting held via telephone and videoconference on March 17-18, 2021,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to terminate the Former Subadvisory Agreement with Montag & Caldwell, approve the Interim Subadvisory Agreement between the Investment Manager and Montrusco Bolton with respect to the Fund, the New Subadvisory Agreement between the Investment Manager and Montrusco Bolton with respect to the Fund (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Montrusco Bolton provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Montrusco Bolton, the Trustees reviewed information relating to Montrusco Bolton’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Montrusco Bolton in managing the Fund. The Trustees noted that the Fund would invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Trustees further noted that in connection with hiring Montrusco Bolton, shareholders would be asked to approve (i) a change in the Fund’s status from operating as a diversified fund to operating as a non-diversified fund and (ii) an investment objective of seeking long-term capital appreciation. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Montrusco Bolton’s organizational and management structure, and Montrusco Bolton’s compliance policies and procedures. The Trustees noted that Montrusco Bolton was founded in 1946 and has 50 employees. The Trustees considered specific information provided regarding the experience of the individual at Montrusco Bolton that is expected to have portfolio management responsibility for the Fund. The Trustees noted that the proposed portfolio manager joined Montrusco Bolton in 2005. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Montrusco Bolton to the Fund; (b) the qualifications and experience of Montrusco Bolton’s personnel; and (c) Montrusco Bolton’s compliance program. The Trustees additionally considered Montrusco Bolton’s risk management processes. The Trustees reviewed Montrusco Bolton’s compliance policies and procedures, code of ethics, and specific information related to how Montrusco Bolton monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of Montrusco Bolton with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Montrusco Bolton managed approximately $5.1 billion in assets. The Trustees concluded that, given Montrusco Bolton’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Performance. Because Montrusco Bolton was proposing to manage the Fund with its U.S. large cap growth strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by Montrusco Bolton with respect to Montrusco Bolton’s U.S. Equity Composite, which is managed in a substantially similar manner to the Fund. In this regard, the Trustees noted that the performance of the U.S. Equity Composite had not been adjusted for the fees and expenses of the Fund. The Trustees noted that the U.S. Equity Composite outperformed the Fund’s benchmark over the 3-year and 5-year periods ended December 31, 2020.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Montrusco Bolton. In considering the anticipated profitability of Montrusco Bolton with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Montrusco Bolton’s organization, management and financial stability. The Trustees noted that, because Montrusco Bolton is an affiliate of the Investment Manager, a portion of Montrusco Bolton’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Montrusco Bolton under each Agreement was lower than the rate paid to Montag & Caldwell under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would decrease if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Montrusco Bolton to the Investment Manager, and other payments made or to be made from the Investment Manager to Montrusco Bolton, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would both be higher than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Montrusco Bolton is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Montrusco Bolton with respect to its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Montrusco Bolton is expected to be reasonable and that Montrusco Bolton is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Montrusco Bolton, including, among others, the potential broadening of Montrusco Bolton’s large cap growth investment capabilities, as well as the indirect benefits that Montrusco Bolton may receive from Montrusco Bolton’s relationship with the Fund, including any so-called “fallout benefits” to Montrusco Bolton, such as reputational value derived from Montrusco Bolton serving as subadviser to the Fund, which bears Montrusco Bolton’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Montrusco Bolton, and the other considerations noted above with respect to Montrusco Bolton, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Montrusco Bolton is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Montrusco Bolton has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Montrusco Bolton’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) Montrusco Bolton is reasonably likely to execute its investment strategy consistently over time; and (d) Montrusco Bolton maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1.

If the vote required to approve Proposal 1 is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and Montrusco Bolton will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF A CHANGE IN THE FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”.

At a meeting held on March 17-18, 2021, the Trustees approved a change in the Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified,” and the submission of such change to Fund shareholders for approval. As a non-diversified fund, the Fund would have increased flexibility to invest a greater percentage of the Fund’s assets in the securities of fewer issuers, including any one issuer, than it currently does as a diversified fund. Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund may not change its classification as a diversified fund to a non-diversified fund without shareholder approval. The Fund is currently sub-classified as a diversified fund under the 1940 Act. As a diversified fund, the Fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the foregoing.) The remaining 25% of the fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-diversified.

Risks of Non-Diversification. As a non-diversified fund, the Fund will be permitted to invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater issuer-specific, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Accordingly, the Fund’s operation as a non-diversified fund will involve more investment risk than a more diversified investment style.

Fund management believes that the ability to operate as a non-diversified Fund and invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer is consistent with, and will help the Fund to pursue, its investment objective.

As a diversified fund, the Fund currently has a fundamental policy that it may not (except as noted), as to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer. If Proposal 2 is approved, this fundamental policy will be eliminated and the Fund’s sub-classification under the 1940 Act will change from diversified to non-diversified. As discussed in Proposal 5, the Fund is also seeking shareholder approval to remove its fundamental policy with respect to ownership of more than 10% of an issuer. Approval of that sub-item in Proposal 5 (Proposal 5.C.) would facilitate Montrusco Bolton’s management of the Fund as non-diversified, however the implementation of the change described in Proposal 2 is not conditioned upon the approval of Proposal 5.C.

If Proposal 2 is approved, the Fund will continue to be subject to diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that apply to regulated investment companies. To qualify, among other requirements, the Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2.

If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund will continue to operate as a diversified fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE.

The Fund’s current investment objective is to seek long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval. In connection with Montrusco Bolton’s management of the Fund, it is proposed that shareholders approve a change to the Fund’s investment objective. If this Proposal is approved, the new investment objective will be that the Fund seeks long-term capital appreciation. The Board approved the proposed change to the Fund’s investment objective based on the Investment Manager and Montrusco Bolton’s recommendation that an objective of long-term capital appreciation is better aligned with the investment strategies and process employed by Montrusco Bolton in managing the Fund and that the types of securities in which the Fund primarily invests are more appropriately described in the Fund’s principal investment strategies disclosure. If approved, the Fund will continue to invest primarily in large-capitalization companies. The Board also considered information from the Investment Manager and Montrusco Bolton regarding corresponding changes to the Fund’s principal investment strategies to reflect the foregoing, all as set forth in the supplement dated March 19, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix B.

Required Vote

Proposal 3 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3.

If the vote required to approve Proposal 3 is not obtained from the Fund, the Fund will continue to be managed with the investment objective to seek long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities and a shareholder vote will be required in order to change the objective. However, if Proposal 4 (as described below) is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 4 is approved, the Board has approved the change in investment objective described under Proposal 3 and such change will take effect whether or not Proposal 3 is approved.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: APPROVAL OF THE REDESIGNATION OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

The investment objective of the Fund is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to redesignate the Fund’s investment objective as non-fundamental. If approved, this change will enable the Board to change the Fund’s investment objective without the necessity of a shareholder vote and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. In addition, this change would bring the Fund in line with most other funds in the AMG Funds Family of Funds and with what the Investment Manager considers to be general current industry practice. If the Board were to approve a change to the Fund’s investment objective in the future, the prospectus would be modified accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to the Fund’s investment objective.

As described in Proposal 3, shareholders of the Fund are being asked to change the Fund’s investment objective in connection with Montrusco Bolton’s management of the Fund. If Proposal 4 is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 4 is approved, the Board has approved the change in investment objective described under Proposal 3 and such change will take effect whether or not Proposal 3 is approved.

Required Vote

Proposal 4 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 4 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 4.

If the vote required to approve Proposal 4 is not obtained from the Fund, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: APPROVAL OF THE AMENDMENT OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

As described in the following sub-proposals, the Trustees also recommend that the shareholders of the Fund approve updates to, and the standardization of, certain of the Fund’s fundamental investment restrictions through the amendment of the restrictions as described below. The proposed changes are intended to update and standardize the Fund’s fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Fund with increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described below. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds more generally, by simplifying and making uniform the fundamental investment restrictions across most of the other funds in the AMG Funds Family of Funds. The Fund has additional fundamental investment restrictions that are not intended to be changed in connection with, and are beyond the scope of, this Proxy Statement.

As to sub-proposals 5.A, 5.B and 5.C, the shareholders of the Fund will vote separately on a sub-proposal-by-sub-proposal basis.

The 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” The following chart sets forth the existing and proposed fundamental investment restrictions of the Fund with respect to borrowing and issuing senior securities, lending and ownership of more than 10% of an issuer.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction	Impact of Differences
Borrowing and Issuing Senior Securities	The Fund may not (except as noted) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund’s total assets.	The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	The proposed fundamental investment restriction would allow the Fund to borrow and issue senior securities to a greater extent, including borrowing through an interfund lending facility as discussed below.

Lending	The Fund may not (except as noted) make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of	The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by	The proposed fundamental investment restriction would allow the Fund to lend to a greater extent, including through an interfund

	portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.	regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	lending facility as discussed below.

Ownership of more than 10% of an issuer	The Fund may not (except as noted) purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.	None.	The removal of the fundamental investment restriction would allow the Fund to invest a greater percentage of its assets in a single issuer.

Background

As noted above, the 1940 Act requires registered investment companies like the Fund to adopt fundamental investment restrictions governing certain of their investment practices. Under the 1940 Act, a “fundamental” policy of a fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The differences between the current and proposed fundamental investment restrictions of the Fund are discussed below. The Investment Manager believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. There may be additional risks associated with such increased flexibility, as described below. To the extent that the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, require the Trust to seek a shareholder vote before changing the Fund’s fundamental investment restriction, the Trust will seek to obtain such shareholder vote.

5.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING AND ISSUING SENIOR SECURITIES

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

The Fund’s current fundamental investment restriction with respect to borrowing and issuing senior securities is as follows:

The Fund may not (except as noted) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund’s total assets.

If this sub-proposal is approved, the Fund’s new fundamental investment restriction with respect to borrowing and issuing senior securities would read:

The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to borrow money and issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money and issuing senior securities across most of the other funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction on borrowing does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to borrowing would have the effect of increasing the Fund’s current ability to borrow money and of permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund would be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

5.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING

The 1940 Act requires the Fund to state the extent to which it intends to make loans to other persons. Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The Fund’s current fundamental investment restriction with respect to making loans is as follows:

The Fund may not (except as noted) make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

If this sub-proposal is approved, the Fund’s new fundamental investment restriction with respect to lending would read:

The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to lend money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to lending money across most of the other funds in the AMG Funds Family of Funds.

As discussed in Section 5.A above, to satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into an Interfund Lending Agreement under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility, subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may lend more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the applicable fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction regarding lending does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to lending would have the effect of increasing the Fund’s current ability to lend money and permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to lend up to 15% of its current net assets through the interfund lending credit facility, provided that the Fund’s Interfund Loans to any eligible fund in the AMG Funds Family of Funds does not exceed 5% of the lending Fund’s net assets. Under current laws, the Fund may not lend portfolio securities representing more than 33 1/3% of its total asset value (including the value of collateral received for loans of portfolio securities). The

Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

5.C.	ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO OWNERSHIP OF MORE THAN 10% OF AN ISSUER

The Fund’s current fundamental investment restriction with respect to ownership of more than 10% of an issuer is as follows:

The Fund may not (except as noted) purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

If this sub-proposal is approved, the Fund’s current fundamental investment restriction on ownership of more than 10% of an issuer would be removed.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to ownership of more than 10% of an issuer. If the restriction is removed, the Fund will be permitted to invest a greater percentage of its assets in a single issuer, and, as a result, may be subject to greater issuer-specific, market, and other risks. The Board believes it is not in the Fund’s best interest to maintain unnecessary fundamental policies. In addition, the Board believes that removing the fundamental investment restriction with respect to Fund ownership of more than 10% of an issuer would facilitate Montrusco Bolton’s management of the Fund as “non-diversified” under the 1940 Act, as discussed in Proposal 2. The implementation of the change in Proposal 5.C is not conditioned upon the approval of Proposal 2. Accordingly, the Board recommends that the Fund’s fundamental investment restriction with respect to ownership of more than 10% of an issuer be eliminated.

Required Vote

Each of sub-proposal 5.A, 5.B and 5.C must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 5 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 5. Shareholders will vote on Proposal 5 on a Fund-level and sub-proposal-by-sub-proposal basis.

If the vote required to approve a Proposal 5 sub-proposal is not obtained from the Fund, the Fund’s current fundamental investment restriction would continue to apply.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” SUB-PROPOSAL 5.A, 5.B AND 5.C.

PROPOSAL 6: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. The Fund and the Investment Manager would like to rely on recent SEC relief that would modify the Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Investment Manager or the Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders must approve the Investment Manager’s and the Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 6, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for the Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time-consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Investment Manager believe that the appointment would benefit the Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Trustees currently exercise oversight of the Fund’s investment subadvisory agreements and seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to the Fund under the Management Agreement. The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•	manage the investment and reinvestment of the assets of the Fund;

•	continuously review, supervise, and administer the investment program of the Fund;

•	determine, in its discretion, the assets to be held uninvested;

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust; and

•	render regular reports to the Trust’s officers and the Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

In performing the functions set forth above and supervising the Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 6 is approved.

Required Vote

Proposal 6 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 6 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 6.

If the vote required to approve Proposal 6 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 6.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of the Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and Montrusco Bolton. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

Computershare Fund Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $132,500, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 866-905-8143. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this Proxy Statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds IV, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of the Fund’s outstanding securities, as of March 31, 2021, is set forth below.

As of the Record Date, the total number of the Fund’s outstanding shares was 32,936,271.508.

As of March 31, 2021, the following persons or entities owned of record 5% or more of each class of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG Montrusco Bolton Large Cap Growth Fund

Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,941,755.184	15.83%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,773,092.536	14.45%

Name and Address	Number of Shares	Percentage
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246	683,739.678	5.57%

Class I

National Financial Services Corp* (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	8,584,896.521	41.16%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	2,894,483.726	13.88%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	2,012,209.597	9.65%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	1,140,941.941	5.47%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of March 31, 2021, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of March 31, 2021, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of April 5, 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, Montrusco Bolton or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, Montrusco Bolton or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the “Fund Administration Agreement”). For the fiscal year ended October 31, 2020, the Fund paid $719,913 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund, and the Trust has adopted a distribution and services plan with respect to Class N shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended October 31, 2020, Class N shares of the Fund paid $271,418 under the Plan. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the New Subadvisory Agreement is approved.

For the fiscal year ended October 31, 2020, the Fund did not pay any commissions to any affiliated broker-dealer.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND MONTRUSCO BOLTON INVESTMENTS, INC. WITH RESPECT TO AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND

AGREEMENT made as of the [     day of             ,             ], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901 (the “Adviser”) and MONTRUSCO BOLTON INVESTMENTS, INC., a corporation organized under the laws of Canada and having its principal place of business at 1501 McGill College Avenue, Suite 1200, Montreal, Quebec, Canada H3A3M8 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS IV, a Delaware statutory trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG Montrusco Bolton Large Cap Growth Fund (“AMG Montrusco Bolton Large Cap Growth Fund”), such series together with all other series established by the Trust with respect to which the Subadviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein referred to as the “Fund”; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of May 30, 2014, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

(a)    AMG Montrusco Bolton Large Cap Growth Fund. The Adviser hereby employs the Subadviser to provide investment advisory services to AMG Montrusco Bolton Large Cap Growth Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)    Additional Funds. In the event that the Trust establishes one or more series of shares other than AMG Montrusco Bolton Large Cap Growth Fund with respect to which the Adviser desires to retain the Subadviser to render investment advisory services hereunder, the Adviser shall so notify the Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i)    Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a)    The Trust’s Trust Instrument and all amendments and supplements thereto (such Trust Instrument, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b)    The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c)    Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d)    The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-68666 and 811-08004) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e)    The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f)    All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g)    Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to AMG Montrusco Bolton Large Cap Growth Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii)    The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to each Fund:

(a)    Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b)    Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c)    Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii)    Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based on the average daily net assets of the Fund Account for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i)    shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)    acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)    agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a)    Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)    Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a)    Duration. This Agreement shall become effective with respect to AMG Montrusco Bolton Large Cap Growth Fund on [            ] (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Paragraph 1(b) hereof that the Subadviser is willing to serve as Subadviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to AMG Montrusco Bolton Large Cap Growth Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to any such Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b)    Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c)    Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d)    Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e)    Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with a Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust.    The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or a Fund, in a representative client list in connection with the completion of marketing materials.

11.	CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to a Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12.	MISCELLANEOUS.

(a)    Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, e-mail, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
One Stamford Plaza
263 Tresser Boulevard, Suite 949
Stamford, Connecticut 06901
E-mail: amgfcco@amg.com
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	Montrusco Bolton Investments, Inc.
1501 McGill College Avenue, Suite 1200
Montreal, Quebec, Canada H3A3M8
E-mail:
Facsimile No.:
Attention:

(b)    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c)    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d)    Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)    Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

MONTRUSCO BOLTON INVESTMENTS, INC.

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS IV

By:
Name:
Title:

SCHEDULE A

AMG Montrusco Bolton Large Cap Growth Fund

For services provided to the Fund Account, the Adviser will pay a base monthly fee for each calendar month at an annual rate of 0.255% of the average net assets in the Fund Account during the month. Average assets shall be determined using the average daily net assets in the Fund Account during the month.

APPENDIX B

Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Montag & Caldwell Growth Fund

Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Montag & Caldwell Growth Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Montrusco Bolton Investments, Inc. (“Montrusco Bolton” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Montag & Caldwell, LLC (“Montag & Caldwell”), effective March 19, 2021 (the “Implementation Date”). The appointment of Montrusco Bolton was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Montrusco Bolton (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Montag & Caldwell with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Montrusco Bolton by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Montrusco Bolton as the subadviser to the Fund, a new subadvisory agreement between AMGF and Montrusco Bolton (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Montrusco Bolton under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Montag & Caldwell would have received under the Former Subadvisory Agreement.

In connection with the hiring of Montrusco Bolton, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Montag & Caldwell Growth Fund to AMG Montrusco Bolton Large Cap Growth Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the S&P 500 Growth Index.

Also in connection with the hiring of Montrusco Bolton, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from a tiered fee of 0.70% of the average daily net assets of the Fund for the first $800,000,000 of assets under management, 0.50% for amounts in excess of $800,000,000 up to $6,000,000,000, 0.45% on amounts in excess of $6,000,000,000 up to $12,000,000,000 and 0.40% on amounts in excess of $12,000,000,000 to an annual fee of 0.48% of the average daily net assets of the Fund; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Montrusco Bolton Large Cap Growth Fund. All references to Montag & Caldwell shall be deleted and all references to the subadviser to the Fund shall refer to Montrusco Bolton. All references to M. Scott Thompson and Ronald E. Canakaris as portfolio managers of the Fund shall be deleted and all references to the portfolio manager of the Fund shall refer to Jean David Meloche.

The section titled “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund – Principal Investment Strategies” on page 16 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund currently considers large-capitalization companies to be those with a market capitalization at the time of purchase within the range of capitalizations of companies in the S&P 500 Index or the Russell 1000® Index. As of January 31, 2021, the range of market capitalizations of the S&P 500 Index was $3.3 billion to $2,243.6 billion. As of May 8, 2020, the date of the latest reconstitution of the Russell 1000® Index (implemented by the Index June 26, 2020), the range of market capitalizations of the Russell 1000® Index was $1.8 billion to $1,400.5 billion. This capitalization range will change over time. The Fund primarily invests in equity securities. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the large-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of large-capitalization companies at any given time.

Montrusco Bolton Investments, Inc., the subadviser to the Fund (“Montrusco Bolton” or the “Subadviser”), employs a “growth-at-a-reasonable-price” (“GARP”) investment philosophy for the Fund when seeking to invest in companies that exhibit both growth and value characteristics. Montrusco Bolton selects stocks based on a fundamental, bottom-up analysis. Montrusco Bolton integrates environmental, social and governance (“ESG”) factors and the United Nations’ Sustainable Development Goals (“SDG”) into its investment process through three elements: risk reduction through exclusions; investing in companies with high sustainability scores under Montrusco Bolton’s scoring system; and exerting influence over company management through active engagement. With respect to each potential investment, Montrusco Bolton scores the issuer’s sustainability by evaluating a set of ESG risk factors developed by Montrusco Bolton using independent analysis from third parties such as Sustainalytics as well as Montrusco Bolton’s own internal analysis. Montrusco Bolton then evaluates the issuer against certain identified SDGs. Montrusco Bolton further narrows the investment universe based on quality and growth factors, including low leverage, high return on invested capital and above sector earnings-per-share growth.

At times, depending on market and other conditions, and in the sole discretion of the Subadviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund currently expects to hold between 25 and 40 positions at any time.

The section titled “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund – Principal Risks” beginning on page 16 is revised to remove “Sector Risk,” “Currency Risk,” “Foreign Investment Risk” and “Liquidity Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

ESG Investing Risk—the Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

GARP Style Risk— GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to a company’s earnings growth rate. The Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund – Principal Risks” beginning on page 16, the principal risks shall appear in the following order: Market Risk; Management Risk; Focused Investment Risk; Growth Stock Risk; Large-Capitalization Stock Risk; Convertible Securities Risk; ESG Investing Risk; GARP Style Risk; and Value Stock Risk.

In the section titled “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund – Performance” on page 17, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, Montrusco Bolton was appointed as subadviser to the Fund and the Fund changed its name to “AMG Montrusco Bolton Large Cap Growth Fund,” adopted its current investment strategies and began comparing its performance to the S&P 500 Growth Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund – Performance” on page 17 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG Montrusco Bolton Large Cap Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	31.85%	15.58%	13.23%
Class N Return After Taxes on Distributions	27.23%	12.09%	9.93%
Class N Return After Taxes on Distributions and Sale of Fund Shares	22.02%	11.62%	9.97%
Class I Return Before Taxes	32.10%	15.80%	13.48%
S&P 500 Growth Index[1] (reflects no deduction for fees, expenses or taxes)	33.47%	18.98%	16.49%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%

[1]

The S&P 500 Growth Index replaced the Russell 1000® Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund – Portfolio Management” on page 18 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Montrusco Bolton Investments, Inc.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Manager

Jean David Meloche, CFA

Head of Global and U.S. Equities of Montrusco Bolton;

Portfolio Manager of the Fund since March 2021.

The section titled “Additional Information About the Funds – AMG Managers Montag & Caldwell Growth Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 34 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund primarily invests in equity securities. Equity securities may include common stocks and convertible securities.

The Fund generally expects to sell a particular security when the Subadviser believes one or more of the following reasons exists: investment thesis no longer holds; better investment opportunities present themselves; valuation is fully reflected in price; the issuer fails Montrusco Bolton’s ESG assessment; the issuer’s score under Montrusco Bolton’s proprietary stock scoring system falls below a certain threshold; and/or aggregate portfolio risk metrics indicate an undesired level or concentration of risk.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 40 is revised to reflect that “Sector Risk,” “Currency Risk,” “Foreign Investment Risk” and “Liquidity Risk” are no longer principal risks of the Fund; to reflect that “Focused Investment Risk,” “GARP Style Risk” and “Value Stock Risk” are principal risks of the Fund; and to add the following as a principal risk of the Fund:

ESG INVESTING RISK

The Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy.

The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Montag & Caldwell Growth Fund” beginning on page 48, the first paragraph is deleted and replaced with the following:

Montrusco Bolton has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Montrusco Bolton, if earlier. Montrusco Bolton is located at 1501 McGill College Avenue, Suite 1200, Montreal, Quebec, Canada H3A3M8. As of December 31, 2020, Montrusco Bolton had assets under management of approximately $5.1 billion. AMG indirectly owns a majority interest in Montrusco Bolton.

In the section titled “Additional Information About the Funds – Fund Management – Portfolio Management” beginning on page 50, the information relating to AMG Managers Montag & Caldwell Growth Fund is deleted and replaced with the following:

AMG Montrusco Bolton Large Cap Growth Fund
Jean David Meloche, CFA	Portfolio Manager of the Fund since March 2021. Mr. Meloche is Head of Global and U.S. Equities at Montrusco Bolton and is the portfolio manager for Montrusco Bolton’s U.S. equity and global equity funds. He joined Montrusco Bolton in January 2005 as an equity analyst, covering the financial sector. Mr. Meloche holds a Bachelor of Business Administration specialized in Finance from HEC Montréal. In addition, he holds the Chartered Financial Analyst designation (CFA).

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:

The sections under “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 16 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.17%	None
Other Expenses[1]	0.30%	0.27%
Total Annual Fund Operating Expenses	0.95%	0.75%
Fee Waiver and Expense Reimbursements[2]	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.93%	0.73%

[1]	Expense information has been restated to reflect current fees.

[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$95	$300	$523	$1,164
Class I	$75	$237	$414	$927

The section titled “Additional Information About the Funds – AMG Managers Montag & Caldwell Growth Fund – Additional Information About the Fund’s Expenses and Performance” on page 35 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.15% and 0.05% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.68% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Montag & Caldwell Growth Fund” beginning on page 48, the second paragraph is deleted and replaced with the following:

The Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.48% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Montrusco Bolton a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 54 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class I shares may bear shareholder servicing fees of up to 0.05% with respect to AMG Montrusco Bolton Large Cap Growth Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

The following is added to the third paragraph of the section titled “Shareholder Guide – Investing Through an Intermediary” beginning on page 54 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Class N and Class I shares of AMG Montrusco Bolton Large Cap Growth Fund are authorized to pay shareholder servicing fees at a rate of up to 0.15% and 0.05%, respectively, of the Fund’s average daily net assets with respect to such share class.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

APPENDIX C

PAST PERFORMANCE OF MONTRUSCO BOLTON IN SIMILAR ACCOUNTS (U.S. EQUITY COMPOSITE)

The bar chart and table below set forth the investment performance for the periods indicated of all discretionary accounts (the “Accounts”) with investment objectives, policies and strategies substantially similar to those of AMG Montrusco Bolton Large Cap Growth Fund, managed by Montrusco Bolton (the “Composite” or the “Montrusco Bolton U.S. Equity Composite”). The performance information shows changes in the Composite’s performance from year to year and how the Composite’s performance compares over the same periods to the performance of the Fund’s benchmark, the S&P 500 Growth Index. Performance of the Composite has been adjusted to give effect on a monthly basis to (i) AMG Montrusco Bolton Large Cap Growth Fund’s Class N fees and expenses, taking into account the Fund’s contractual expense limitation, and, separately, (ii) AMG Montrusco Bolton Large Cap Growth Fund’s proposed Class N fees and expenses if the New Subadvisory Agreement is approved and the related fee changes described in the Proxy Statement take effect, taking into account the Fund’s contractual expense limitation. The Composite was created October 22, 2015, with performance history dating to January 1, 2009.

The table illustrates how the performance of the Composite has varied since the inception of the Composite’s performance history. Composite performance does not reflect reinvestment of dividend and capital gain distributions. The investment results of the Composite presented below are unaudited. Unlike AMG Montrusco Bolton Large Cap Growth Fund, none of the Accounts are subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if all of the accounts included in the Composite had been regulated as investment companies under the federal securities laws. Montrusco Bolton has calculated returns for the Composite based on Global Investment Performance Standards (GIPS), not in the manner required for mutual funds by the SEC.

The performance shown below is provided solely to illustrate Montrusco Bolton’s performance in managing the Accounts, is not the performance of AMG Montrusco Bolton Large Cap Growth Fund, and is not indicative of the Fund’s future performance. Had the Fund been in operation and/or managed by Montrusco Bolton during all periods for which Composite performance information is shown, the Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Accounts is not indicative of future rates of return and is no indication of future performance of the Fund. As noted above, performance of the Composite has been adjusted to give effect on a monthly basis to (i) the Fund’s current Class N fees and expenses, taking into account the Fund’s contractual expense limitation, and, separately, (ii) the Fund’s proposed Class N fees and expenses if the New Subadvisory Agreement is approved and the related fee changes described in the Proxy Statement take effect, taking into account the Fund’s contractual expense limitation.

Montrusco Bolton U.S. Equity Composite: Performance adjusted to give effect on a monthly basis to AMG Montrusco Bolton Large Cap Growth Fund’s current Class N fees and expenses, taking into account the Fund’s contractual expense limitation

C-1

Calendar Year Total Returns as of 12/31/2020

Year End	Montrusco Bolton U.S. Equity Composite	S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)
2020	29.13%	33.47%
2019	33.69%	31.13%
2018	-1.83%	-0.01%
2017	26.63%	27.44%
2016	8.07%	6.89%
2015	2.24%	5.52%
2014	4.73%	14.89%
2013	34.44%	32.75%
2012	14.82%	14.61%
2011	-5.26%	4.65%

Average Annual Total Returns as of 12/31/2020

Period	Montrusco Bolton U.S. Equity Composite	S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)
1 Year	29.13%	33.47%
5 Years	18.33%	18.98%
10 Years	13.77%	16.49%

Montrusco Bolton U.S. Equity Composite: Performance adjusted to give effect on a monthly basis to AMG Montrusco Bolton Large Cap Growth Fund’s proposed Class N fees and expenses if the New Subadvisory Agreement is approved and the related fee changes described in the Proxy Statement take effect, taking into account the Fund’s contractual expense limitation.

Calendar Year Total Returns as of 12/31/2020

Year End	Montrusco Bolton U.S. Equity Composite	S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)
2020	29.42%	33.47%
2019	33.99%	31.13%
2018	-1.61%	-0.01%
2017	26.92%	27.44%
2016	8.32%	6.89%
2015	2.47%	5.52%
2014	4.97%	14.89%
2013	34.74%	32.75%
2012	15.08%	14.61%
2011	-5.04%	4.65%

Average Annual Total Returns as of 12/31/2020

Period	Montrusco Bolton U.S. Equity Composite	S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)
1 Year	29.42%	33.47%
5 Years	18.59%	18.98%
10 Years	14.02%	16.49%

C-2

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	(1)	ABC Corp. John Doe, Treasurer

(2)	ABC Corp. c/o John Doe, Treasurer	(2)	John Doe, Treasurer

(3)	ABC Corp. Profit Sharing Plan	(3)	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	(1)	Jane Doe, Trustee

(2)	Jane Doe, Trustee u/t/d 12/28/78	(2)	Jane Doe

Custodial Accounts
(1)	John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1)	John Smith

(2)	John Smith	(2)	John Smith, Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

 EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on May 20, 2021, at 3:00 p.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting

                                                                                Please detach at perforation before mailing.

PROXY	AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND A SERIES OF AMG FUNDS IV SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MAY 20, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMG FUNDS IV (“AMG Funds IV” or the “Trust”). The undersigned shareholders of AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund) (the “Fund”), a series of the Trust, revoking all previous proxies, if any, with respect to the Shares the Fund, hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the Fund. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting to be held via telephone only on May 20, 2021, at 3:00 p.m., Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The votes entitled to be cast will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

MON_32073_040821

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting to be held by telephone only on May 20, 2021.

The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/amg-32073

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSALS.
		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”) with respect to the Fund.	☐	☐	☐

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.”	☐	☐	☐

3.	To approve a change to the Fund’s fundamental investment objective.	☐	☐	☐

4.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.	☐	☐	☐
5.	To approve the amendment or elimination of certain of the fundamental investment restrictions of the Fund:

5a.	To approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing and issuing senior securities.	☐	☐	☐

5b.	To approve the amendment of the Fund’s fundamental investment restriction with respect to lending.	☐	☐	☐

5c.	To approve the elimination of the Fund’s fundamental investment restriction with respect to ownership of more than 10% of an issuer.	☐	☐	☐
6.	To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.	☐	☐	☐

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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